U.S. GLOBAL INVESTORS FUNDS

                       U.S. TREASURY SECURITIES CASH FUND
                    U.S. GOVERNMENT SECURITIES SAVINGS FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234
                        1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: HTTP://WWW.USFUNDS.COM

                                   PROSPECTUS

                                NOVEMBER 1, 1996
                             AMENDED MARCH 10, 1997

     This prospectus presents information that a prospective investor should know about the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, two no-load mutual funds (the "Fund(s)") of U.S. Global Investors Funds (the "Trust"). Each Fund has a different investment objective and is designed to meet different investment needs. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     The Funds are money market funds that endeavor to maintain a constant per share net asset value. SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF; THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN STABLE NET ASSET VALUES OF $1.00 PER SHARE.

     A Statement of Additional Information dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from U.S. Global Investors Funds upon written request at the address set forth above or by calling 1-800-873-8637.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
SUMMARY OF FEES AND EXPENSES.........     2
FINANCIAL HIGHLIGHTS.................     4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS
  U.S. Treasury Securities Cash
     Fund............................     7
  U.S. Government Securities Savings
     Fund............................     8
ADDITIONAL INFORMATION...............     8
HOW TO PURCHASE SHARES...............     9
HOW TO EXCHANGE SHARES...............    11
HOW TO REDEEM SHARES.................    13
HOW SHARES ARE VALUED................    18
DIVIDENDS AND TAXES..................    19
THE TRUST............................    20
MANAGEMENT OF THE FUNDS..............    21
PERFORMANCE INFORMATION..............    23

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on actual expenses and average net assets for the U.S. Treasury Securities Cash Fund for the year ended June 30, 1996 and the Advisor's voluntary agreement to cap expenses at 0.40% for the U.S. Government Securities Saving Fund until June 30, 1997, is provided to assist you in understanding the various costs and expenses a shareholder in each respective Fund could bear directly and indirectly.

                                           U.S.           U.S.
                                         TREASURY      GOVERNMENT
                                        SECURITIES     SECURITIES
                                        CASH FUND     SAVINGS FUND
                                        ----------    ------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............      None           None
     Redemption Fee..................      None           None
     Administrative Exchange Fee.....       $5             $5
     Account Closing Fee (does not
        apply to exchanges)..........       $10            $10
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees (after reduction
        or
        waiver)......................      0.50%          0.12%
     Other Expenses..................      0.36%          0.18%
     Transfer Agency Fees............      0.14%          0.08%
     Accounting Services Fees........      0.03%          0.02%
Total Fund Operating Expenses (after
  reduction or waiver)...............      1.03%          0.40%(2)

     Except for active ABC Investment Plan(R) accounts, custodial accounts for minors and retirement accounts, if an account falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a small account charge of $5 for that month. (See "Small Accounts.")

     A shareholder who requests delivery of redemption proceeds by wire will be subject to a $10 charge. International wires will be charged more.

HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES(1)

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                                        U.S. TREASURY     U.S. GOVERNMENT
                                          SECURITIES         SECURITIES
                                          CASH FUND         SAVINGS FUND
                                        --------------    ----------------
1 year...............................        $ 21               $ 14
3 years..............................          43                 29
5 years..............................          67                 46
10 years.............................         136                 95

Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on each Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Funds" for further information.

(2) The Advisor guaranteed that the Total Fund Operating Expenses of the U.S. Government Securities Savings Fund (as a percentage of net assets) will not exceed 0.40% of net assets until June 30, 1997 or until such later date as the Advisor determines. Based on actual operating expenses of the Fund for the year ended June 30, 1996, Management Fees, Other Expenses, Transfer Agency Fees, Accounting Services Fees and Total Fund Operating Expenses were 0.43%, 0.18%, 0.08%, 0.02%, and 0.71%, respectively, in the absence of the fee waiver and reimbursement of expenses by the Advisor.

                              FINANCIAL HIGHLIGHTS
                       U.S. TREASURY SECURITIES CASH FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(b)...........        .04        .04        .02        .02        .04        .06        .08        .08
  Net realized and unrealized gain
   (loss) on investments(c)..........         --         --         --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....        .04        .04        .02        .02        .04        .06        .08        .08
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.04)      (.04)      (.02)      (.02)      (.04)      (.06)      (.08)      (.08)
  Distributions from net realized
   gains.............................         --         --         --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.04)      (.04)      (.02)      (.02)      (.04)      (.06)      (.08)      (.08)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(e)...........       4.54%      4.43       2.38       2.46       4.33       6.69       7.91       7.94
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $ 188,844    190,373    164,708    142,888    150,192    155,849    162,988    170,960
Ratio of expenses to average net
  assets.............................       1.03%       .97        .93        .99        .88        .73        .70        .70
Ratio of net income to average net
  assets.............................       4.42%      4.32       2.38       2.41       4.30       6.96       7.67       7.67
Portfolio turnover rate..............         --         --         --         --         --         --         --         --

                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................       1.00       1.00
                                       ---------  ---------
  Net investment income(b)...........        .06        .05
  Net realized and unrealized gain
   (loss) on investments(c)..........         --         --
                                       ---------  ---------
Total from investment operations.....        .06        .05
                                       ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.06)      (.05)
  Distributions from net realized
   gains.............................         --         --
                                       ---------  ---------
Total dividends and distributions....       (.06)      (.05)
                                       ---------  ---------
Net asset value, end of period.......       1.00       1.00
                                       =========  =========
Total Investment Return(e)...........       6.07       4.74
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................    158,883    104,356
Ratio of expenses to average net
  assets.............................        .68       1.12
Ratio of net income to average net
  assets.............................       5.85       4.89
Portfolio turnover rate..............         --         --

                              FINANCIAL HIGHLIGHTS
                    U.S. GOVERNMENT SECURITIES SAVINGS FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       -------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991      1990(A)    1989(A)
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    1.00       1.00       1.00       1.00       1.00       1.01      1.03       1.01
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
  Net investment income(b)...........        .05        .05        .03        .04        .05        .08       .07        .08
  Net realized and unrealized gain
   (loss) on investments(c)..........         --       (.01)        --         --         --        .02       .01        .02
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Total from investment operations.....        .05        .04        .03        .04        .05        .06       .08        .10
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.05)      (.05)      (.03)      (.04)      (.05)      (.07)     (.08)      (.08)
  Distributions from net realized
   gains.............................         --         --         --         --         --         --        --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Total dividends and distributions....       (.05)      (.05)      (.03)      (.04)      (.05)      (.07)     (.08)      (.08)
Capital contribution by manager......         --        .01(d)      --         --         --         --        --         --
Net asset value, end of period.......  $    1.00       1.00       1.00       1.00       1.00       1.00      1.01       1.03
                                       =========  =========  =========  =========  =========  =========   =======    =======
Total Investment Return(e)...........       5.34%      5.09(g)     .34       3.79       5.30       5.47      6.70      10.69
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $ 588,409    529,372    610,229    445,418    117,092     22,291     4,992      6,507
Ratio of expenses to average net
  assets.............................        .26(f)     .23        .16        .19         --        .47      2.17       1.13
Ratio of net income to average net
  assets.............................       5.28(f)    5.03       3.34       3.61       5.02       6.24      7.07       8.15
Portfolio turnover rate..............         --         --         --         --         --         --        --         --

                                       1988(A)    1987(A)
                                       -------    -------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................     1.02       1.07
                                       -------    -------
  Net investment income(b)...........      .09        .08
  Net realized and unrealized gain
   (loss) on investments(c)..........      .00       (.05)
                                       -------    -------
Total from investment operations.....      .09        .03
                                       -------    -------
Less dividends and distributions:
  Dividends from net investment
   income............................     (.09)      (.08)
  Distributions from net realized
   gains.............................     (.01)        --
                                       -------    -------
Total dividends and distributions....     (.10)      (.08)
Capital contribution by manager......       --         --
Net asset value, end of period.......     1.01       1.02
                                       =======    =======
Total Investment Return(e)...........     8.79       3.20
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................    6,753      6,743
Ratio of expenses to average net
  assets.............................       --       (.08)
Ratio of net income to average net
  assets.............................     8.78       8.24
Portfolio turnover rate..............    90.31     106.68

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(CONTINUED FROM PREVIOUS PAGE)

     (a) Adjusted to reflect a 9.2448 2-for-1 stock split as of October 31, 1990. Prior to the split the Fund was not a constant $1.00 Fund; (b) Net of expense reimbursements; (c) Includes the effect of capital share transactions throughout the year; (d) During the year ended June 30, 1995, the Advisor purchased directly from the Government Securities Savings Fund $130,525,000 par amount of securities at the Fund's amortized cost of $130,113,712 so that the Fund would continue to maintain a stable net asset value of $1.00 per share. The market value of these securities at the time of purchase was $124,738,432 plus accrued interest. For financial reporting purposes, the $5,375,280 difference between amortized cost and market value was recorded as a capital loss and a corresponding capital contribution by the Manager. For tax purposes, these reimbursements were applied against the realized losses for the year ended June 30, 1995. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies, such amounts have been reclassified from additional paid-in capital to accumulated undistributed net realized loss from investments in the Statement of Assets and Liabilities; (e) Total return does not reflect the effect of account fees; (f) Expense ratio is net of expense reimbursements or fee waivers. Had such reimbursements and fee waivers not been made, the expense ratio subject to the most restrictive state limitation would have been 0.71% and the net investment income ratio would have been 4.83%; (g) Total return includes the effect of the voluntary capital contribution from the Advisor (see note (d) above). Without this capital contribution, total return would have been approximately 4.19%.

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     U.S. Global Investors Funds offers investors two money market funds, each of which is designed to satisfy different needs. The U.S. Treasury Securities Cash Fund invests exclusively in United States Treasury obligations and repurchase agreements that are collateralized by such obligations. The Fund is designed for investors who anticipate making frequent deposits and withdrawals from the Fund and desire maximum safety of principal and liquidity. The U.S. Government Securities Savings Fund invests exclusively in United States Treasury obligations, obligations of agencies and instrumentalities of the United States Government, the income from which is exempt from state income taxes, and repurchase obligations which are collateralized by such obligations. The Fund is designed to provide a higher yield than the U.S. Treasury Securities Cash Fund, but with slightly less safety of principal and liquidity. Both Funds use their best efforts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that either Fund will be able to do so on a continuing basis.

U.S. TREASURY SECURITIES CASH FUND

     The U.S. Treasury Securities Cash Fund's investment objective is to obtain a high level of current income while maintaining the highest degree of safety and liquidity. The U.S. Treasury Securities Cash Fund invests in United States Treasury debt securities with 397 days or less remaining to maturity which are protected by the "full faith and credit" of the United States Government and in repurchase agreements that are collateralized with such obligations. The Fund seeks to maintain a stable net asset value per share of $1.00 and a dollar weighted average portfolio maturity of 90 days or less.

     The Fund may invest all or any portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements are collateralized by United States Treasury securities whose market values equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, any delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities were to decline prior to liquidation. The Fund anticipates that any such delays would be less than 10 days. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy. The Fund will not invest more than 10% of its total assets in repurchase agreements with maturities in excess of seven days.

U.S. GOVERNMENT SECURITIES SAVINGS FUND

     The U.S. Government Securities Savings Fund's objective is to provide the highest yield consistent with safety of principal and maintenance of liquidity that is obtainable by investing exclusively in short-term obligations of the United States Government and its agencies and instrumentalities. The Fund may invest in fixed-rate, floating-rate and adjustable-rate securities issued by the United States Treasury and various United States Government agencies, including the Federal Home Loan Banks, the Federal Farm Credit Banks and the Student Loan Marketing Association. The Fund may also invest in repurchase agreements secured by United States Treasury securities and cash if the Advisor believes that a major disruption in the currency or money market may adversely affect the Fund's assets.

     The Fund seeks to maintain a stable net asset value per share of $1.00 and a dollar weighted average portfolio maturity of 90 days or less. The Fund invests exclusively in securities with remaining maturities of 397 days or less. In determining maturity, an adjustable-rate security is ordinarily treated as having a maturity equal to its next interest-rate adjustment date.

     Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders. To maximize the tax-effective yield for shareholders under normal circumstances, the Fund will invest only in obligations that qualify for the exemption from state taxation.

     The Trustees may also seek to maximize yield by adopting procedures and policies that reduce operational expenses of the Fund. For example, the Trustees have imposed minimum investment requirements and limitations on check writing privileges. The Trustees may also require shareholders to pay fees in connection with certain transactions, such as exchanges and redemptions. For these reasons, the Fund may not be an appropriate investment vehicle for market traders or transaction oriented investors.

                             ADDITIONAL INFORMATION

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash and United States Government securities) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total assets.

POLICY CHANGES

     Neither Fund may change its investment objective, or its policy to use its best efforts to maintain a constant net asset value of $1.00 per share, without the affirmative vote of a majority of the Fund's outstanding voting securities.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC Investment Plan(R) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the respective Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund send a separate check or money order for each fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY WIRE

     You may make your initial or subsequent investments in U.S. Global Investors Funds by wiring funds. To do so, call 1-800-873-8637 for a confirmation number and wiring instructions.

BY ABC INVESTMENT Plan(R)

     The ABC Investment Plan(R) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the U.S. Global Investors family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan(R) form authorizing U.S. Global Investors Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of U.S. Global Investors Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan(R) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by U.S. Global Investors Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. U.S. Global Investors Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     Shares will be purchased for your account when all conditions of purchase are met, including investable proceeds being immediately available. When payment is received by wire, shares will be purchased the same day. When payment is received by check, shares will be purchased the next business day. When payment is received by exchange out of another fund, shares will be purchased when the other fund distributes investable proceeds, which may be delayed for up to seven days.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to canceling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     U.S. Global Investors Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

     CHECKS DRAWN ON FOREIGN BANK. To be received in good order, an investment must be made in U.S. dollars payable through a U.S. bank. As an accommodation, the Funds' transfer agent may accept checks made in a foreign currency or payable through a foreign bank and will attempt to convert such checks into U.S. dollars. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available through a U.S. bank. Your investment in the Fund may be deferred until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     Each Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Funds assess a $50 administrative fee if the taxpayer identification number is not provided by year end.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the U.S. Global Investors family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE U.S. GLOBAL INVESTORS FAMILY OF FUNDS

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global Investors family of funds. This guide may help you decide if a fund is suitable for your investment goals.

     HIGH REWARD China Region Opportunity Fund
       HIGH RISK U.S. Gold Shares Fund
                 U.S. World Gold Fund
                 U.S. Global Resources Fund
                 Adrian Day Global Opportunity Fund
                 Bonnel Growth Fund
                 U.S. Real Estate Fund
 MODERATE REWARD U.S. All American Equity Fund
   MODERATE RISK MegaTrends Fund
                 U.S. Income Fund
                 U.S. Tax Free Fund
                 United Services Near-Term Tax Free Fund
      LOW REWARD U.S. Government Securities Savings Fund
        LOW RISK U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct U.S. Global Investors Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct U.S. Global Investors Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. ("USSI" or the "Transfer Agent"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. Fund shares will always be redeemed immediately; however, Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) Shares may not be exchanged unless you have furnished U.S. Global Investors Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (4) The exchange privilege may be modified or terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

BY MAIL

     A written request for redemption must be in "proper order," which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2)  signature guarantees when required; and

     (3) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

BY TELEPHONE

     Redemptions may be made by telephone, provided you have completed the Telephone Redemption Authorization section of the purchase application. Upon proper authority and instruction, redemptions will be wired (for a separate bank wire charge) to the bank account identified on the account registration or, for amounts of $15,000 or less, redemptions will be mailed to the address on the account registration. In connection with telephone redemptions, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. Consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

BY CHECK WRITING

     You may redeem shares of a Fund by writing a draft ("check") against your account balance. For U.S. Treasury Securities Cash Fund, there is no limit on the number of checks you may write and checks may be written for any amount. For U.S. Government Securities Savings Fund, there is no limit on the number of checks you may write, but there is a minimum check amount of $500.

     If you want to add check writing to an existing Fund account, contact USSI by phone or mail for the appropriate form. New accounts may elect check writing on the purchase application. You will receive a free initial supply of temporary checks usually within 14 days after your account has been established and your completed signature card is on file with the Fund. You may thereafter order permanent checks for a nominal charge.

     Check writing is not available for an ABC Investment Plan(R) account or a retirement plan account administered by the Advisor or its agent. Further, the check writing privilege is only available for those accounts that elect to have their dividends reinvested.

     Checks will clear through Bankers Trust Company - Delaware. When checks are presented, USSI will redeem a sufficient number of shares from your account to pay the check amount. Canceled checks will not automatically be returned to you; however, USSI will retain microfilmed copies of canceled checks for your emergency needs and will provide a copy upon written request. You may, however, request that your checks be returned on a monthly basis for a fee of $5 per month. Further, you may request research services from USSI or the clearing bank for which the Fund will charge your account fees based on the bank's current schedule, currently $15 per hour or $1 per draft, whichever is higher.

     You will continue to receive dividends on all shares until your check is presented for payment. You cannot use a check to close an account because when the check is written, you will not know what the exact account balance will be on the date the check clears.

     The Fund returns checks drawn on insufficient funds, funds not "matured" or other irregularities and charges the account fees for such based on the clearing bank's current schedule, currently $20. Purchases by check are not considered "matured" until seven days after the purchase. Neither the Fund, nor USSI, nor the clearing bank will be liable for any loss or expense associated with returned checks.

     You may request a stop payment on a check by providing the Fund with authorization to do so. The Fund will use its best effort to execute stop payment instructions but does not promise or guarantee that such efforts will be effective. The Fund will charge your account fees for such based on the clearing bank's current schedule, currently $20 for each stop payment instruction received.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire provided you have completed the banking information portion of the Telephone Redemption Authorization. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wire charges will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to the redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholders accounts. This will not be imposed on any account which is involuntarily redeemed nor does it apply to exchanges between funds in the U.S. Global Investors family of funds.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 which is deducted the next business day. If an account does not have sufficient funds to cover the $5 monthly charge, the Trust reserves the right without further notice to such shareholder to redeem shares of any other fund owned by the shareholder to pay such fee. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment Plan(R) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all of the shares in any shareholder account, other than active ABC Investment Plan(R) accounts, custodial accounts for minors, and retirement plan accounts, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, other than checks, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian. If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc., a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed on a continuing basis without a sales charge at their next determined net asset value per share. The net asset value per share of each Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined and orders become effective as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of each Fund by the total number of shares of that Fund outstanding. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     The assets of each Fund are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This valuation method results in a constant per share value of $1.00 for each Fund.

                              DIVIDENDS AND TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on its net investment income and capital gains net income that are distributed to shareholders.

     All of the net income of the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund is declared and distributed as a daily dividend. Net income may be reduced by losses, if any, realized upon the sale of securities. Net income of each Fund will be computed, and dividends declared, as of 4:00 p.m. Eastern Time on each business day. Investments in each Fund made prior to 4:00 p.m. Eastern Time will receive dividends the next business day, and redemptions and exchanges effected prior to 4:00 p.m. Eastern Time will receive that day's dividend (other than redemptions under the check writing privilege which receive dividends until the check is presented for payment). Investors may request automatic redemption of dividend income at each month or quarter end. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day, and the distribution option will be changed to "reinvest."

     Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by each Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. None of the dividends paid by the Funds are expected to qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long- term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

     Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders. The U.S. Government Securities Savings Fund will invest only in obligations that the Advisor reasonably determines qualify for this exemption from state taxation.

     Each January, each Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Shareholders should consult their tax advisers about the status of distributions from the Funds in their own states and localities.

                                   THE TRUST

     U.S. Global Investors Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios, each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by a least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                            MANAGEMENT OF THE FUNDS

TRUSTEES

     The business affairs of each Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the funds within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the funds.

     Investment decisions for the funds are made independently from those of other investment companies advised by U.S. Global Investors, Inc.

     Advisor investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     WITH RESPECT TO THE U.S. GOVERNMENT SECURITIES SAVINGS FUND AND NOTWITHSTANDING THE FOLLOWING DESCRIPTION OF FEES AND OTHER EXPENSES, THE ADVISOR HAS VOLUNTARILY GUARANTEED THAT TOTAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) OF THE U.S. GOVERNMENT SECURITIES SAVINGS FUND WILL NOT EXCEED 0.40% ON AN ANNUALIZED BASIS UNTIL JUNE 30, 1997 OR UNTIL SUCH LATER DATE AS THE ADVISOR DETERMINES.

     The Advisory Agreement with the Trust provides for each Fund to pay the Advisor an annual management fee equal to 0.50% of the first $250 million in average net assets of the Fund and 0.375% of the average net assets of the Fund in excess of $250 million. The fees paid to the Advisor for managing the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund for the fiscal period ended June 30, 1996, after such reimbursements, were 0.50% and 0.12%, respectively, of average net assets.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly), except for accounts with monthly zero balances. In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the Funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1996, the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund paid a total of $279,929 and $409,487 respectively, for transfer agency, lockbox and printing services. Transfer Agent fees and expenses, including reimbursed expenses, are reduced by the amount of small account charges and account closing fees the Transfer Agent is paid.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for each of the Funds. Bookkeeping and accounting services are provided to the Fund for an asset based fee of 0.03% of first $250 million average net assets, 0.02% of next $250 million average net assets, 0.01% of average net assets in excess of $500 million -- subject to an annual minimum fee of $24,000 per Fund. USSI received fees of $50,115 and $131,727 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively, for the year ended June 30, 1996.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to each Fund, which reimbursement is subject to the Advisor's assumption of expenses for the Fund.

     The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditor expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     The "yield" for each Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This figure is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven-day period ending June 30, 1996, the annualized yield of the U.S. Treasury Securities Cash Fund was 4.19%, and its effective annualized yield was 4.28%. For the seven-day period ending June 30, 1996, the annualized yield of the U.S. Government Savings Fund was 5.03%; and its effective annualized yield was 5.16%.

     The Fund may also utilize tax equivalent yields computed in the same manner, with adjustment for a stated income tax rate.

     The standard yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

                          U.S. GLOBAL INVESTORS FUNDS


                          SHARES OF THE FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS,
                         REDEMPTION FEES OR 12B-1 FEES

                            U.S. Treasury Securities
                                   Cash Fund
                           U.S. Government Securities
                                  Savings Fund

                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

                                 LEGAL COUNSEL
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                       It Contains Valuable Information.